SECOND AMENDMENT TO SUPPLY AGREEMENT

This Second Amendment (“Second Amendment”) to the Supply Agreement is by and between Cellular Dynamics International, Inc. (“CDI”) and Hoffmann-La Roche Inc. (“Roche”).

WHEREAS CDI and Roche entered into that certain Supply Agreement, effective as of July 6, 2010, as amended on June 13, 2012 (the “Supply Agreement”); and
WHEREAS the parties desire to amend the Supply Agreement as set forth herein effective as of September 1, 2012.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound agree as follows:

1.    The term “Products” or “iCell Products” as used within the Supply Agreement and this Second Amendment shall mean the iCell Products listed on Exhibit A.
2.    Section 1.2 is hereby deleted and replaced with the following:

1.2    The prices for the Products purchased by the Roche Group from September 1, 2012 until the expiration of the Term (regardless of volume) are set forth in Exhibit A, attached hereto. Only those Affiliates of Roche listed on Exhibit C shall be entitled to the pricing listed on Exhibit A. All prices shall exclude shipping costs, insurance, freight, sales and similar taxes, fees, import licenses, duties and levies, which shall be payable by and be the responsibility of the Roche Group entity requesting the specific order. Products are delivered to the Roche Group entity requesting the specific order, FCA Incoterms 2000 Cellular Dynamics International, Inc., Madison, Wisconsin. Payment shall be made, in U.S. Dollars, in full within thirty (30) days of the date of receipt of Cellular Dynamics’s invoice by the Roche Group entity requesting the specific order.

3.    Exhibit A to the Supply Agreement is hereby deleted and replaced with the Exhibit A attached to this Second Amendment.
4.    Section 2.1 is hereby deleted and replaced with the following:

2.1        Term. This Supply Agreement shall commence on the Effective Date and expire on June 30, 2013, unless earlier terminated as provided herein (the “Term”). Notwithstanding the termination or expiration of this Supply Agreement, if Roche orders additional Products after the expiration of the Term or termination of the Supply Agreement, Exhibit B (as modified pursuant to the Second Amendment) shall continue to govern the purchase of iCell Products by the Roche Group. In addition to the terms in Exhibit B, any orders by the Roche Group after the Term (a) shall be subject to CDI’s current’s pricing for Products, (b) will ship FCA Incoterms 2000 Cellular Dynamics International, Inc., Madison, Wisconsin, and (c) payment shall be made,

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(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

in U.S. Dollars, in full within thirty (30) days of the date of receipt of Cellular Dynamics’s invoice by the Roche Group entity requesting the specific order.

4.    Section A (Ownership) of Exhibit B is hereby updated to reference that the Products are covered by the patents listed on www.celllulardynamics.com/patents. In additional all references to iCell Cardiomyocytes in Exhibit B shall refer to all iCell Products purchased by Roche.

5. Any capitalized terms used in this Second Amendment that are not defined herein shall have the meanings assigned to them in the Supply Agreement.

6. Except as expressly amended by this Second Amendment the provisions of the Supply Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, this Second Amendment to Supply Agreement is executed by the duly authorized representatives of the parties as a sealed instrument, effective as of the later of the dates below

CELLULAR DYNAMICS INTERNATIONAL, INC. Signature: /s/ Christopher J. Parker Print Name: Christopher J. Parker Title: Chief Commercial Officer Cellular Dynamics International Date: 4-25-13	HOFFMANN-LA ROCHE INC. Signature: /s/ Mudher Albassam Print Name: Mudher Albassam Title: V.P. Global Head Pathology Date: 24 April 2013

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EXHIBIT A
PRICE LIST THROUGH June 30, 2013

Product Name	Unit Size	Catalog Number	Price
iCell® Cardiomyocytes	1x (>1.5x10^6 platable cells)	CMC-100-010-001	$(****)
iCell® Cardiomyocytes	5x (>7.5x10^6 platable cells)	CMC-100-010-005	$(****)
iCell® Cardiomyocytes Maintenance Medicum	1x 125 ml	CMM-100-120-001	$(****)
iCell® Cardiomyocytes Maintenance Medicum	5x 500 ml	CMM-100-120-005	$(****)
iCell® Endothelial Cells	1x (>1.5x10^6 viable cells)	ECC-100-010-001	$(****)
iCell® Neurons	1x (>2.5x10^6 platable cells	NRC-100-010-001	$(****)
iCell® Neurons Maintenance Medium	1x 100 ml	NRM-100-121-001	$(****)
iCell® Neurons Medium Supplement	1x 2 ml	NRM-100-031-001	$(****)
iCell® Astrocytes (1)	1x (>1.0x10^6 viable cells)	ASC-100-020-001-PR	$(****)
iCell® Hepatocytes (2)	5x (1 T75 flask= ~5 96 well plates)	HCC-100-010-005-PC	$(****)
(1) Available as pre-commercial release product.
(2) Available as pre-commercial release product. Cells shipped as aggregates of fresh cells or plated hepatocytes.

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(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.